SUBSEQUENT EVENTS	12 Months Ended
Jul. 31, 2026
Subsequent Events [Abstract]
SUBSEQUENT EVENTS

17. SUBSEQUENT EVENTS

Full Conversion of convertible note

As of September 2, 2026, the convertible notes (with derivative liability and liability amounted to an aggregate carrying value of US$862,083 as of July 31, 2026 (Note 8)) have been converted in full into an aggregate of 2,924,082 ordinary shares of the Company.

As of September 15, 2026, all of 800 Series B Preferred Shares issued to ARC (Note 10) have been converted in full into an aggregate of 1,264,644 ordinary shares of the Company.

The Group evaluated subsequent events through the date when the consolidated financial statements are available to be issued and concluded that no other subsequent events have occurred that would require recognition or disclosure.